EXHIBIT 99.1

SETTLEMENT AND RELEASE AGREEMENT

This Settlement and Release Agreement (this "Agreement") is made and entered into as of August 16, 2012 by and among [i] USA Technologies, Inc., a Pennsylvania corporation (the "Company"), [ii] Bradley M. Tirpak ("Tirpak"), Craig W. Thomas ("Thomas"), Locke Partners I LLC, a Delaware limited liability company ("Locke"), and S.A.V.E. Partners IV, LLC, a Delaware limited liability company ("SAVE" and, together with Tirpak, Thomas and Locke, the "SAVE Group"); [iii] in their capacities as nominees of the SAVE Group for election to the Company's Board of Directors at the Company's June 28, 2012 Annual Meeting of Shareholders, Tirpak, Thomas, John S. Ioannou ("Ioannou"), Ajoy H. Karna ("Karna"), Rodman K. Reef ("Reef"), Andrew Salisbury ("Salisbury") and George Wallner ("Wallner" and, together with Tirpak, Thomas, Ioannou, Karna, Reef and Salisbury, the "SAVE Nominees"); and [iv] in their capacities as the former and/or currently elected directors of the Company, Deborah G. Arnold ("Arnold"), Steven D. Barnhart ("Barnhart"), Joel Brooks ("Brooks"), Stephen P. Herbert ("Herbert"), Douglas M. Lurio ("Lurio"), Albin F. Moschner ("Moschner"), Frank A. Petito, III ("Petito"), Jack E. Price ("Price"), Steve G. Illes ("Illes"), William J. Reilly, Jr. ("Reilly") and William J. Schoch ("Schoch" and, together with Arnold, Barnhart, Brooks, Herbert, Lurio, Moschner, Petito, Price, Illes and Reilly, the "USAT Directors"). Each of the foregoing parties is referred to herein individually as a "Party" and collectively as the "Parties."

WHEREAS, certain of the Parties are party to (a) a Settlement Agreement dated February 4, 2010 (the "First Settlement Agreement"), (b) a Second Settlement Agreement dated May 19, 2011 (the "Second Settlement Agreement"), and (c) a Third Settlement Agreement dated March 2, 2012 (the "Third Settlement Agreement" and, together with the First Settlement Agreement and the Second Settlement Agreement, the "Prior Settlement Agreements");

WHEREAS, certain of the Parties are party to that certain civil action filed on May 3, 2012 in the United States District Court for the Eastern District of Pennsylvania (the "Court") captioned USA Technologies, Inc. v. Bradley M. Tirpak, et al., v. Stephen P. Herbert, bearing Civil Action No. 12-2399-TJS (the "Lawsuit"); and

WHEREAS, the Parties, without the admission of liability by any Party, and in order to avoid the expense and inconvenience of further litigation, desire to terminate the Lawsuit and all of the claims and counterclaims alleged therein with prejudice on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.             Dismissal of Lawsuit.

i.    Upon the execution of this Agreement, the Parties agree to take all steps to dismiss with prejudice the Lawsuit and all claims and counterclaims alleged therein as to all parties thereto, including, without limitation, by the filing with the Court of a Stipulation of Dismissal in the form attached as Exhibit A.

ii.            The Parties agree that the entering into of this Agreement by any of them does not constitute an admission of any liability or wrongdoing whatsoever by any party to the Lawsuit. Furthermore, the entering into of this Agreement shall not be deemed a consent or waiver by any party to the Lawsuit as to the legal or factual sufficiency or insufficiency of any claim or counterclaim in the Lawsuit.

iii.            Each Party severally represents and acknowledges that he/it has read this Agreement and has executed same after first conferring with counsel. Each Party further severally represents and acknowledges that he/it has taken into account not only the known and anticipated claims, counterclaims and defenses in the Lawsuit, but also unknown and unanticipated claims, counterclaims and defenses which he/it hereby recognizes and agrees are covered by this Agreement and the releases contained herein, except as otherwise expressly provided in Sections 4 and 5. Each Party further acknowledges that this Agreement has not been procured through coercion, duress, fraud or any other improper means.

2.             Election Results. The SAVE Group and the SAVE Nominees agree that they hereby waive and relinquish any and all rights to contest or challenge the election results reported by IVS Associates, Inc. in its Final Report of the Inspectors of Election for the Company's June 28, 2012 Annual Meeting of Shareholders dated July 11, 2012, in any and all forums and for any and all reasons, including but not limited to those set forth in the Lawsuit and in the SAVE Group's Motion and Memorandum of Law for Order Setting Expedited Trial Date (ECF No. 46), and the SAVE Group and the SAVE Nominees accept the election of all of the Company's director nominees by the shareholders at the June 28, 2012 Annual Meeting of Shareholders. From and after the date hereof to and including December 31, 2012, none of the Parties shall make any public statements or issue any press releases (including any filings with the Securities and Exchange Commission (the "SEC") or any other regulatory or governmental agency, including any stock exchange) concerning 'or relating to this Agreement or the Company's 2012 Annual Meeting of Shareholders or the election of directors held at such Annual Meeting other than the statements in the Form 8-K referred to in Section 10 hereof, except as required by law. For the avoidance of doubt, the first sentence of this Section 2 shall not be construed to limit the content of any public statement or press release made or issued after December 31, 2012.

3.             Contact with Employees, Customers and Suppliers. The SAVE Group and the SAVE Nominees agree that, on or prior to December 31, 2012, they will not directly or indirectly contact or communicate with or to, including but not limited to, by telephone, in-person meeting or e-mail, (i) any person then employed by the Company (other than the Chief Executive Officer, Chief Financial Officer and directors of the Company) or (ii) any customer or supplier of the Company set forth on Exhibit B, in each case regarding the business, directors or shares of the Company. For the avoidance of doubt, the foregoing restriction shall not apply to (x) any contact or communication regarding any matter other than the business, directors or shares of the Company or (y) any general communication to shareholders of the Company.

4.             SAVE Release. Except for the obligations assumed by the Company and the USAT Directors pursuant to this Agreement and, in the case of the Company and Arnold, Barnhart, Brooks, Herbert, Ines, Lurio, Petito and Price, only, the Prior Settlement Agreements, the SAVE Group and the SAVE Nominees, for themselves and the SAVE Group's and SAVE Nominees' respective members, family members, predecessors, heirs, personal representatives, successors and assigns, in each case hereby fully, forever, irrevocably and unconditionally covenant not to sue and remise and release the Company and (a) any subsidiary, related and affiliated companies, (b) its predecessors, successors and assigns and (c) its current and past officers and directors, including but not limited to the USAT Directors (jointly and severally), agents and employees and their respective family members, predecessors, heirs, personal representatives, successors and assigns (the Company and the persons and entities included in subparagraphs (a), (b) and (c) are hereinafter referred to jointly and severally as the "Company Released Parties") of and from any and all claims, complaints, causes of action, suits, damages, costs, attorneys' fees, charges, liabilities and obligations of any kind, nature or description whatsoever, which any of them ever had, now have or hereafter can, shall or may have, against the Company Released Parties, whether now known or unknown, in law or in equity, in contract or in tort, pursuant to statute or otherwise, and whether asserted or unasserted and liquidated or unliquidated, arising out of, based upon or related to any action taken or not taken by the Company Released Parties occurring from the beginning of time to the date of this Agreement.

5.             Company Release. Except for the obligations assumed by the SAVE Group and the SAVE Nominees pursuant to this Agreement and, in the case of the SAVE Group only, the Prior Settlement Agreements, the Company, for itself, and the USAT Directors, for themselves, and for (a) the Company's subsidiaries, related and affiliated companies, as applicable, (b) the Company's predecessors, successors and assigns, (c) the Company's current and past officers and directors, agents and employees and (d) their respective family members, predecessors, heirs, personal representatives, successors and assigns, in each case hereby fully, forever, irrevocably and unconditionally covenant not to sue and remise and release the SAVE Group, its affiliates, the SAVE Nominees, and each of their respective members, family members, predecessors, heirs, agents, personal representatives, successors and assigns (collectively referred to hereinafter jointly and severally as the "SAVE Released Parties") of and from any and all claims, complaints, causes of action, suits, damages, costs, attorneys' fees, charges, liabilities and obligations of any kind, nature or description whatsoever, which any of them ever had, now have or hereafter can, shall or may have, against the SAVE Released Parties, whether now known or unknown, in law or in equity, in contract or in tort, pursuant to statute or otherwise, and whether asserted or unasserted and liquidated or unliquidated, arising out of, based upon or related to any action taken or not taken by the SAVE Released Parties occurring from the beginning of time to the date of this Agreement.

6.            Representations, Warranties and Covenants of the Company and the USAT Directors. The Company and the USAT Directors hereby represent, warrant and covenant, each as to itself, herself and himself, as follows:

i.          Each of the Company and the USAT Directors has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

ii.         This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the USAT Directors, does not require the approval of the shareholders of the Company, constitutes a valid and binding obligation and agreement of each of the Company and the USAT Directors and is enforceable against each of the Company and the USAT Directors in accordance with its terms.

iii.         Each of the Company's and the USAT Directors' execution of this Agreement and the performance by each of the Company and the USAT Directors of his, her or its obligations hereunder does not and will not violate any law, any order of any court or other agency of government, the articles of incorporation or by-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such indenture, agreement or other instrument.

7.   Representations, Warranties and Covenants of the SAVE Group and the SAVE Nominees. The members of the SAVE Group and the SAVE Nominees represent, warrant and covenant, each as to itself and himself, as follows:

i.           Each member of the SAVE Group and the SAVE Nominees has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

ii.          This Agreement has been duly and validly authorized, executed and delivered by each member of the SAVE Group and the SAVE Nominees, constitutes a valid and binding obligation and agreement of each such member and is enforceable against each such member in accordance with its terms.

iii.         Each member of the SAVE Group's and the SAVE Nominees' execution of this Agreement and the performance by each member of the SAVE Group's and the SAVE Nominees' obligations hereunder does not and will not violate any law or any order of any court or other agency of government.

8.    Expenses.  Each Party shall bear all attorneys' fees, costs and expenses incurred by it in connection with this Agreement or the Lawsuit. If any Party to this Agreement brings an action or other legal proceeding with respect to this, Agreement against another Party to this Agreement, the prevailing party in such action or proceeding shall be entitled to reimbursement of all fees and expenses (including attorneys' fees and expenses) reasonably incurred by it in connection with such action or proceeding.

9.   Specific Performance.  Each of the members of the SAVE Group and the SAVE Nominees, on the one hand, and each of the Company and the USAT Directors, on the other hand; acknowledges and agrees that irreparable injury to the other Party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that such injury would not be adequately compensable in damages. It is accordingly agreed that the members of the SAVE Group and the SAVE Nominees, on the one hand, and each of the Company and the USAT Directors, on the other hand, shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof and the other Party hereto will not take any action, directly or indirectly, in opposition to the Party seeking relief on the grounds that any other remedy or relief is available at law or in equity, and each Party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy. In the event any Party brings an action to enforce any of the terms of this Agreement, such action shall only be brought in the United States District Court for the Eastern District of Pennsylvania or, if that forum is not available for any jurisdictional reason, in the Court of Common Pleas of Chester County, Pennsylvania.

10.           Form 8-K. Within four business days following the execution and delivery of this Agreement by all of the Parties, the Company shall file a Current Report on Form 8-K with the SEC disclosing and attaching as an exhibit this Agreement (the "Form 8-K"). Attached as Exhibit C is the agreed upon Form 8-K filing.

11.           No Waiver. Any waiver by any Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

12.           Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of, and shall be enforceable by and binding upon, the heirs, personal representatives, successors and assigns of each of the Parties hereto. No Party may assign either this Agreement or any of its rights, interest or obligations hereunder without the prior written approval of the other Parties. Each Party represents and warrants that it/he has not previously assigned its/his claims or counterclaims against any Party to anyone.

13.           Entire Agreement; Amendments; Interpretation and Construction; Prior Settlement Agreements.

i.   This Agreement, including the Exhibits hereto, together with the Prior Settlement Agreements, contains the entire understanding of the Parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or other undertakings other than those expressly set forth in this Agreement taken together with the Prior Settlement Agreements. This Agreement may be amended only by a written instrument duly executed by all of the Parties or their respective heirs, personal representatives, successors or assigns. Each of the Parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of such counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted or prepared it is of no application and is hereby expressly waived by each of the Parties hereto, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.

ii.          The Parties hereto agree that the Prior Settlement Agreements shall remain in full force and effect, binding and enforceable against the parties thereto, and nothing contained herein shall be construed as amending, modifying or superseding any terms, provisions or obligations under the Prior Settlement Agreements. For the avoidance of doubt, the SAVE Nominees (other than Tirpak and Thomas) and Moschner, Reilly and Schoch are not party to or bound by the Prior Settlement Agreements.

iii.          Notwithstanding anything to the contrary contained herein, the Company and the USAT Directors agree that no SAVE Nominee (other than Tirpak and Thomas) will be responsible or liable for any breach of this Agreement solely by any member of the SAVE Group or any other SAVE Nominee, and the SAVE Group and the SAVE Nominees agree that no USAT Director (other than Herbert) will be responsible or liable for any breach of this Agreement solely by the Company or any other USAT Director.

14.          Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.          Notices. All notices, demands and other communications to be given or delivered under, or by reason of, the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) upon sending (on the date sent if a business day, or if not sent on a business day, the first business day thereafter) if sent by facsimile, with electronic confirmation thereof, provided, however, that a copy is sent on the same day by registered mail; return receipt requested, in each case to the appropriate mailing and facsimile addresses set forth below, (c) one (1) day after being sent by a nationally recognized overnight carrier to the addresses set forth below or (d) when actually delivered if sent by any other method that results in delivery (with written confirmation of receipt):

If to the Company or any USAT Director:

USA Technologies, Inc.
Suite 140
100 Deerfield Lane
Malvern, PA 19355
Attn:	Stephen P. Herbert
Chairman and Chief Executive Officer
Facsimile:	610-989-0704

with a copy to:

Douglas M. Lurio, Esquire
Lurio & Associates, P.C.
One Commerce Square
2005 Market Street
Suite 3120
Philadelphia, PA 19103
Facsimile: 215-665-8582

If to the SAVE Group (or any member thereof) or any SAVE Nominee:

Shareholder Advocates for Value Enhancement
c/o Bradley M. Tirpak
50 Orchard Street
New York, New York 10002
Attn:	Bradley M. Tirpak
Facsimile:	+44 207 479 7720

with a copy to:

Olshan Frome Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Attn:	Steve Wolosky
Facsimile:	212-451-2222

in each case, or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth in this section.

16.           Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without reference to the conflict of laws principles thereof.

17.           Counterparts. This. Agreement may be executed in counterparts and by facsimile or e-mail in portable documents format (.pdf), each of which shall be an original, but all of which together shall constitute one and the same Agreement.

18.           Severability. If any provision or clause of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, such provision or clause shall be deemed amended to conform to applicable laws so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the Parties, such provision shall be stricken, and the remaining provisions hereof will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby so long as the transactions contemplated hereby are not affected in any manner materially adverse to any Party.

19.           No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties hereto and is not enforceable by any other person.

[Remainder of page intentionally left blank]

[SIGNATURE PAGE TO SETTLEMENT AND RELEASE AGREEMENT]

IN WITNESS WHEREOF. the parties hereto have caused this. Agreement to be executed as of the date first written above.

USA TECHNOLOGIES, INC.

By:	/s/ Stephen P. Herbert
	Name:	Stephen P. Herbert
	Title:	Chairman and Chief Executive Officer

/s/ Deborah G. Arnold
DEBORAH G. ARNOLD

/s/ Steven D. Barnhart
STEVEN D. BARNHART

/s/ Joel Brooks
JOEL BROOKS

/s/ Stephen P. Herbert
STEPHEN P. HERBERT

/s/ Douglas M. Lurio
DOUGLAS M. LURIO

/s/ Albin F. Moschner
ALBIN F. MOSCHNER

/s/ Frank A. Petito, III
FRANK A. PETITO, III

/s/ Jack E. Price
JACK E. PRICE

/s/ Steve G. Illies
STEVE G. ILLES

/s/ William J. Reilly. JR
WILLIAM J. REILLY. JR.

/s/ Willam J Schoch
WILLIAM J. SCHOCH

S.A.V.E. PARTNERS IV, LLC

	By:	Locke Partners I LLC
Managing Member

/s/ John S. Ioannou	By:	/s/ Craig W. Thomas
JOHN S. IOANNOU,	Name:	Craig W. Thomas
as a SAVE Nominee	Title:	Co-Managing Member

/s/ Ajoy H. Karna	LOCKE PARTNERS I LLC
AJOY H. KARNA,
as a SAVE Nominee	By:	/s/ Craig W. Thomas
	Name:	Craig W. Thomas
	Title:	Co-Managing Member
/s/ Rodman K. Reef
RODMAN K. REEF,
as a SAVE Nominee
/s/ Bradley M. Tirpak
BRADLEY M. TIRPAK, as a Member of the SAVE Group and as a SAVE Nominee
/s/ Andrew Salisbury
ANDREW SALISBURY,
as a SAVE Nominee	/s/ Craig W. Thomas
CRAIG W. THOMAS, as a Member of the SAVE Group and as a SAVE Nominee

/s/ George Wallner
GEORGE WALLNER, as a SAVE Nominee

EXHIBIT A

Stipulation of Dismissal

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA

:
USA TECHNOLOGIES, INC., Plaintiff,	:
v.	: CIVIL ACTION
BRADLEY M. TIRPAK, et al., Defendants,	: NO. 12-02399-TJS
v.	:
STEPHEN P. HERBERT, Additional Defendant on Counterclaims.	:
:

STIPULATION TO DISMISS ACTION WITH PREJUDICE

Pursuant to Fed.R.Civ.P. 41(a)(1)(A)(ii) and Local Rule 41.1(b), plaintiff USA Technologies, Inc., defendants Bradley M. Tirpak, et al., and additional defendant on counterclaims Stephen P. Herbert, by their undersigned attorneys, hereby consent to dismissal of the above-entitled action, including the Amended Complaint and Amended Counterclaims therein, with prejudice and without costs to any party.

Dated: August 16, 2012

/s/ David H. Pittinsky	/s/ Ralph Kelly
David H. Pittinsky	Ralph Kelly
Geoffrey A. Kahn	McSHEA LAW FIRM, P.C.
Burt M. Rublin	1717 Arch Street, 28th Floor
John C. Grugan	Philadelphia, PA 19103
Evan W. Krick	Telephone: (215) 599-0800
BALLARD SPAHR LLP
1735 Market Street, 51st Floor	AND
Philadelphia, PA 19103-7599
Telephone: (215) 665-8500	Thomas J. Fleming, Pro Hac Vice
OLSHAN FROME WOLOSKY LLP
Attorneys for Plaintiff/Counterclaim Defendant USA Technologies, Inc. and Additional Defendant on Counterclaims Stephen P. Herbert	Park Avenue Tower, 65 East 55th Street New York, NY 10022 Telephone: (212) 451-2300
Attorneys for Defendants/CounterclaimPlaintiffs

Approved and So Ordered:

TIMOTHY J. SAVAGE, J.

EXHIBIT B

Customers and Suppliers

CocaCola corporate and its bottlers and franchisees
Compass corporate and its franchisees
Aramark corporate and its subsidiaries
Verizon corporate and its subsidiaries
Visa corporate and its subsidiaries
Elavon corporate

EXHIBIT C

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2012

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23-2679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 140
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 610-989-0340

20.           n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 16, 2012,[i] USA Technologies, Inc., a Pennsylvania corporation (the "Company"), [ii] Bradley M. Tirpak ("Tirpak"), Craig W. Thomas ("Thomas"), Locke Partners'I LLC, a Delaware limited liability company ("Locke"), and S.A.V.E. Partners IV, LLC, a Delaware limited liability company ("SAVE" and, together with Tirpak, Thomas and Locke, the "SAVE Group"); [iii] in their capacities as nominees of the SAVE Group for election to the Company's Board of Directors at the Company's June 28, 2012 Annual Meeting of Shareholders, Tirpak, Thomas, John S. Ioannou '("Ioannou"), Ajoy H. Karna ("Karna"), Rodman K. Reef ("Reef"), Andrew Salisbury ("Salisbury") and George Wallner ("Wallner" and, together with Tirpak, Thomas, Ioannou, Karna, Reef and Salisbury, the "SAVE Nominees"); and [iv] in their capacities as the former and/or currently elected directors of the Company, Deborah G. Arnold ("Arnold"), Steven D. Barnhart ("Barnhart"), Joel Brooks ("Brooks"), Stephen P. Herbert ("Herbert"), Douglas M. Lurio ("Lurio"), Albin F. Moschner ("Moschner"), Frank A. Petito, III ("Petito"), Jack E. Price ("Price"), Steve G. Illes ("Illes"), William J. Reilly, Jr. ("Reilly") and William J. Schoch ("Schoch" and, together with Arnold, Barnhart, Brooks, Herbert, Lurio, Moschner, Petito,-Price, Illes and Reilly, the "USAT Directors"), entered into a -Settlement. - and Release Agreement (the "Settlement Agreement").

Pursuant to the Settlement Agreement, the SAVE Group and the SAVE Nominees have accepted the election of all of the Company's director nominees by the shareholders at the June 28, 2012 annual meeting of shareholders and have agreed not to contest or challenge the election results and the Company, the SAVE Group, the SAVE Nominees and the USAT Directors have agreed to dismiss with prejudice the civil action filed on May 3, 2012 in the United States District Court for the Eastern District of Pennsylvania known as USA Technologies, Inc. v. Bradley Tirpak,  et al., v. Stephen P. Herbert (Civil Action No. 12-2399-TJS) as well as all of the claims and counterclaims alleged therein.

A copy of the Settlement Agreement is filed with this Form 8-K and attached hereto as Exhibit 99.1.. The foregoing description of the Settlement Agreement is -qualified in its entirety by reference to the full text of the Settlement Agreement, which is incorporated herein in its entirety by reference.

Item 9.01. Financial Statements and Exhibits

99.1	Settlement and Release Agreement dated as of August 16, 2012 by and among USA

Technologies, Inc., Bradley M. Tirpak, Craig W. Thomas, S.A.V.E. Partners IV, LLC, Locke Partners I LLC, John S. Ioannou, Ajoy H. Karna, Rodman K. Reef, Andrew Salisbury, George Wallner, Deborah G. Arnold, Steven D. Barnhart, Joel Brooks, Stephen P. Herbert, Douglas M. Lurio, Albin F. Moschner, Frank A. Petito, III, Jack E. Price, Steve G. Illes, William J. Reilly, Jr. and William J. Schoch.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: August ___, 2012	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

99.1
Settlement and Release Agreement dated as of August 16, 2012 by and among USA Technologies, Inc., Bradley M. Tirpak, Craig W. Thomas, S.A.V.E. Partners IV, LLC, Locke Partners I LLC, John S. Ioannou, Ajoy H. Kama, Rodman K. Reef, Andrew Salisbury, George Wallner, Deborah G. Arnold, Steven D. Barnhart, Joel Brooks, Stephen P. Herbert, Douglas M. Lurio, Albin F. Moschner, Frank A. Petito, III, Jack E. Price, Steve G. Ines, William J. Reilly, Jr. and William J. Schoch.